Exhibit 32.1

                    Libra Alliance Corporation

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officer of Libra Alliance Corporation certifies pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

..     the annual report on Form 10-KSB of the Company for the year ended
      December 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..     the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  March 24, 2006
                                   /s/ April L. Marino
                                   ____________________________________
                                   April L. Marino
                                   Principal Executive Officer
                                   Principal Financial Officer